                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
             The Crabbe Hunson Real Estate Investment Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     4) Proposed maximum aggregate value of transaction:
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     5) Total fee paid:
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/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
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     3) Filing Party:
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     4) Date Filed:
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
               THE CRABBE HUSON REAL ESTATE INVESTMENT FUND, INC.
                         121 S.W. MORRISON, SUITE 1425
                             PORTLAND, OREGON 97204

                           NOTICE OF SPECIAL MEETING

    Notice is hereby given that a special meeting of the shareholders of The Crabbe Huson Real Estate Investment Fund, Inc. ("Fund") will be held at 1:00 p.m., Pacific Time, on September 6, 1995 at the offices of The Crabbe Huson Group, Inc., 121 S.W. Morrison, Suite 1415, Portland, Oregon 97204, for the following purposes:

    (1) To approve or disapprove a subadvisory agreement among The Crabbe Huson Group, Inc. (the "Crabbe Huson Group"), Aldrich, Eastman & Waltch, L.P. ("AEW") and the Fund. The aggregate contractual rate for the advisory services payable by the Fund will remain the same as the present contractual rate for such services. A portion of the advisory fee paid to Crabbe Huson Group will be paid to AEW by Crabbe Huson Group. The allocation of fees between AEW and Crabbe Huson Group is described in the attached proxy statement. The Fund does not currently have a subadvisory agreement.

    (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    All shareholders are invited to attend the meeting. Shareholders of record at the close of business on July 20, 1995, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.

                                By Order of the Board of Directors
                                of the Fund

                                Craig P. Stuvland
                                SECRETARY
August 4, 1995

                             YOUR VOTE IS IMPORTANT
                         PLEASE RETURN YOUR PROXY CARD

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. A SHAREHOLDER WHO COMPLETES AND RETURNS THE PROXY AND SUBSEQUENTLY ATTENDS THE MEETING MAY ELECT TO VOTE IN PERSON, SINCE A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

               THE CRABBE HUSON REAL ESTATE INVESTMENT FUND, INC.
                         121 S.W. MORRISON, SUITE 1425
                             PORTLAND, OREGON 97204
                                PROXY STATEMENT

    The enclosed proxy is solicited by the Board of Directors of The Crabbe Huson Real Estate Investment Fund, Inc. (the "Fund") for use at the special meeting of shareholders to be held at the offices of The Crabbe Huson Group, Inc., 121 S.W. Morrison, Suite 1415, Portland, Oregon 97204 at 1:00 p.m., Pacific Time, on September 6, 1995, and at any adjournment thereof. The Fund expects to mail this proxy statement and the proxy to shareholders on or about August 4, 1995.

                             PRINCIPAL SHAREHOLDERS

    A holder of record of common stock of the Fund at the close of business on July 26, 1995, will be entitled to vote at the special meeting in person or by proxy. As of such date, with respect to the Fund, the number of shares of common stock outstanding and entitled to vote is 2,040,874.526.

    With respect to the matters specified on the enclosed proxy card, shares represented by duly executed proxies will be voted in accordance with the specifications made. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Directors. Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later dated proxy or by attending the meeting and voting in person.

    THE FUND WILL DELIVER TO ITS SHAREHOLDERS, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT UPON REQUEST. A SHAREHOLDER WHO WISHES TO RECEIVE A COPY OF THE FUND'S ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT MAY WRITE P.O. BOX 8413, BOSTON, MA 02266-8413 OR CALL (800) 541-9732.

    PLEASE VOTE, SIGN AND RETURN THE PROXY CARD YOU RECEIVE TO ENSURE THAT ALL YOUR VOTES ARE COUNTED.

    If you have any questions or would like more information about the matters discussed in this proxy statement, please call, toll-free, (800) 541- 9732.

                                  INTRODUCTION

    At a special meeting of the Board of Directors of the Fund held on May 23, 1995, the Directors of the Fund, including the non-interested Directors, unanimously approved and determined to recommend to the shareholders of the Fund that they approve a subadvisory contract between Aldrich, Eastman & Waltch, L.P. ("AEW"), the Crabbe Huson Group, Inc. and the Fund (the "Subadvisory Contract"). The Fund currently has a advisory contract with Crabbe Huson Group which would remain in effect (the "Existing Advisory Contract"). AEW would be paid a portion of the fee currently paid by the Fund to the Crabbe Huson Group. The Fund will not pay any additional fees if the shareholders approve this Proposal. Pursuant to the terms of the Subadvisory Contract, AEW will be responsible for the day-to-day investment management of the Fund, subject to the overall supervision of the Adviser.

                                    PROPOSAL
                                APPROVAL OF NEW
                              SUBADVISORY CONTRACT

    Descriptions of the existing investment advisory agreement and the Subadvisory Contract are set forth below. The summaries of material terms and provisions of the Subadvisory Contract are qualified in their entirety by reference to the form of Subadvisory Contract which is attached as Exhibit A to this proxy statement.

BOARD'S EVALUATION AND RECOMMENDATION

    The Directors, including the Directors who are not "interested persons" of the Funds, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have unanimously approved, and recommend that the shareholders approve, the Subadvisory Contract. In so doing, the Directors who are not "interested persons," as that term is defined in the 1940 Act (the "Independent Directors"), have acted in what they believe to be the best interest of the shareholders. The Board of Directors believe that the proposed new arrangement between Crabbe Huson Group, AEW and the Fund will bring together the complementary strengths of the Crabbe Huson Group and AEW and will benefit the shareholders of the Fund.

    Investment in the real estate securities market presents special challenges which the Directors believe AEW is particularly qualified to handle. The Directors considered extensive background information on AEW, including the nature, quality and extent of services to be provided by AEW and the expertise of AEW in the evaluation of the real estate market. The Directors, in their deliberations, considered in some detail the excellent investment management record of AEW in the real estate market and the fact that it is dedicated exclusively to building and managing real estate investment portfolios for institutional investors. They also considered their prior experience with Jay Willoughby, currently a Director and real estate securities portfolio manager at AEW and previously a portfolio manager with Crabbe Huson Group.

    The Directors concluded that Fund performance, and, therefore, shareholder value, would likely be enhanced by an arrangement that permitted AEW to focus on investment management, while permitting the general management of the Fund to be conducted by Crabbe Huson Group.

CRABBE HUSON GROUP

    Crabbe Huson Group, located at 121 S.W. Morrison, Suite 1415, Portland, Oregon 97204, currently serves as the investment adviser of the Fund, under an advisory contract originally dated March 4, 1994. The advisory contract for the Fund was last submitted to a vote of shareholders on March 4, 1994.

    James E. Crabbe and Richard S. Huson are the controlling shareholders of Crabbe Huson Group. Crabbe Huson Securities, Inc. ("CH Securities"), the Fund's distributor, is an affiliate of Crabbe Huson Group. Mr. Crabbe and Mr. Huson are the sole shareholders of Crabbe Huson Securities, Inc.

    The names and principal occupation of the principal executive officer and each director of Crabbe Huson Group is listed below. Their business address is 121 S.W. Morrison, Suite 1415, Portland, Oregon 97204.

NAME AND POSITION                   PRINCIPAL OCCUPATION
- ----------------------  --------------------------------------------
James E. Crabbe*        Mr. Crabbe has, since 1980, served in
 Director, President     various management positions with Crabbe
                         Huson Group
Richard S. Huson*       Mr. Huson has, since 1980, served in various
 Director, Secretary     management positions with Crabbe Huson
                         Group
Cheryl A.               Ms. Burgermeister has been the Chief
 Burgermeister           Financial Officer for Crabbe Huson Group
 Director                since 1987
Craig P. Stuvland*      Mr. Stuvland has been a Vice President of
 Director                Crabbe Huson Group since 1987

- ------------------------
*Indicates that individual is also an officer and director of the Fund.

SERVICES CURRENTLY RENDERED BY CRABBE HUSON GROUP UNDER THE EXISTING ADVISORY CONTRACT

    Under the Existing Advisory Contract with the Fund, Crabbe Huson Group provides research, advice and supervision with respect to management of the
Fund's portfolios of investments, determines which securities are to be purchased and sold and what portion of the Fund's assets are to be held, invested, and reinvested, and places orders for the purchase and sale of portfolio securities. Crabbe Huson Group, or its affiliates, furnishes, for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, maintaining their organization and providing shareholder communications and information services. Crabbe Huson Group pays the salaries and expenses, if any, of officers and directors of the Fund who are "interested persons" of the Fund. Subject to the authority of the Board of Directors of the Fund, officers of Crabbe Huson Group are responsible for the overall management of the Fund's business. CH Securities currently pays the marketing expenses of the Fund, including the cost of printing and delivering the prospectuses to prospective shareholders. A certain portion of these expenses are borne by the Fund under a Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

    All other expenses incurred in the operation of the Fund are paid by the Fund as it incurs them. These expenses include taxes, interest, brokerage fees and commissions, if any; fees of directors who are not "interested persons"; SEC filing and qualification fees and state Blue Sky qualification fees; charges of Crabbe Huson Group, the custodian, the Trust Company, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services, corporate reports to government agencies and corporate meetings; costs of preparing and distributing prospectuses for regulatory purposes and for distribution to existing shareholders of the Fund; costs of issuing certificates representing shares of the Fund (if issued); bookkeeping and appraisal charges; pricing of portfolio securities; certain clerical and administrative personnel expenses; dues and expenses for trade organizations; and any extraordinary expenses.

    Under the Existing Advisory Contracts, the Fund currently pays Crabbe Huson Group as compensation for its services, a fee determined and accrued daily and paid monthly, based on a stated percentage of the average daily net assets of such Fund per annum as set forth below:

NET ASSET VALUE                                ANNUAL RATE
- -------------------------------------------  ---------------
First $100 Million.........................         1.00%
Next $400 Million..........................         0.85%
Amounts Over $500 Million..................         0.60%

    During the fiscal year ended October 31, 1994, the Fund paid Crabbe Huson Group $44,490 in advisory fees. Crabbe Huson Group waived $50,426 in advisory fees. Crabbe Huson Group is also the investment adviser with respect to The Crabbe Huson Special Fund, Inc. (the "Special Fund") and the Crabbe Huson Equity Fund, Inc. (the "Equity Fund"). Both Funds have an investment objective similar to the Fund's. As of October 31, 1994, the Special Fund had $319,810,853 assets under management and the Equity Fund had $53,105,296. The annual rates charged by both funds are identical to that charged by the Fund. For the fiscal year ending October 31, 1994, the Crabbe Huson Special Fund and the Equity Fund paid Crabbe Huson Group $878,685 and $714,386 in advisory fees, respectively. The Crabbe Huson Group waived fees in the amount of $85,038 and $68,033, respectively, for the Special Fund and Equity Fund pursuant to its agreement to do so. Such agreement may be eliminated upon 30 days written notice to shareholders.

    In addition to the payments received by Crabbe Huson Group pursuant to the Existing Advisory Contract, the Fund made the following payments to affiliates of Crabbe Huson Group during the fiscal year ending October 31, 1994: CH Securities $11,265; Pacific Northwest Trust Company $45,223.

    The payments to CH Securities were for expenses incurred by CH Securities in distribution of the Fund's shares pursuant to the Fund's 12b-1 distribution plan. The payments to Pacific Northwest Trust Company were to compensate it for its services as transfer agent and dividend-disbursing agent for the Fund and for accounting services provided to the Fund. Pacific Northwest Trust Company is no longer affiliated with Crabbe Huson Group, and the Fund has since engaged State Street to act as the Fund's transfer agent and dividend-disbursing agent. State Street is not affiliated with Crabbe Huson Group.

    The Existing Advisory Contract provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, Crabbe Huson Group is not liable for any act or omission in the course of or in connection with the rendering of services under the Existing Advisory Contracts. The Existing Advisory Contracts do not restrict the ability of Crabbe Huson Group to act as investment advisor for any other person, firm or corporation, including other investment companies.

AEW

    AEW is a registered investment adviser founded in 1981. AEW is dedicated exclusively to building and managing real estate investment portfolios for institutional investors. AEW currently manages approximately $4.4 billion in assets.

    The names and principal occupation of the principal executive officer and each general partner is listed below. Their business address is 225 Franklin Street, Boston, Massachusetts 02110-2803.

    The principal executive officer of AEW is Joseph F. Azrack. M. Azrack's principal occupation is Director and President of AEW. The general partner of AEW is AEW Holdings L.P. ("AEW Holdings"). The general partner of AEW Holdings is Aldrich, Eastman & Waltch, Inc. ("AEW INC"). The shareholders of AEW INC include certain current and former executive employees of AEW.

SUBADVISORY CONTRACT

    The Subadvisory Contracts provide, among other things, that, subject to the supervision of Crabbe Huson Group and the Fund, AEW shall furnish continuously an investment program for the Fund; make determinations as to which securities shall be purchased, sold or exchanged, and as to what portion of the assets of the Fund shall be held in securities or cash within the guidelines of the Fund's Prospectus and Statement of Additional Information and make determinations as to the manner in which rights pertaining to the Fund's securities shall be exercised. AEW is directed at all times, subject to the supervision of Crabbe Huson Group, to seek to obtain execution and price within the policy guidelines determined by the Directors and set forth in the Prospectus and Statement of Additional Information of the Fund, and it is expressly authorized to allocate brokerage of the Fund to broker dealers affiliated with Crabbe Huson Group.

    AEW will furnish, at its own expense, all administrative services, office equipment and facilities, investment advisory, statistical and research services, and executive, supervisory, compliance and clerical personnel necessary to carry out its obligations under the Subadvisory Contract. AEW will be exculpated from liability and indemnified by the Fund from and against losses to the same extent as the Crabbe Huson Group.

    As compensation for its services, Crabbe Huson Group will pay to AEW at the end of each calendar month, a fee equal to the greater of (a) 37.5% of one percent of the average daily net asset value of the Fund (the "ADNAV") up to the first $100 million of net asset value, 31.88% of one percent of the ADNAV for the next $400 million of net asset value, and 22.5% of one percent of the ADNAV for amounts in excess of $500 million of net asset value, or (b) 50% of the actual fees paid by the Fund to the Crabbe Huson Group. The fee paid by Crabbe Huson Group will not increase any of the fees incurred by the Fund, and will not affect Crabbe Huson Group's agreement, terminable on 30 days' notice, to waive certain of its fees and/or reimburse expenses.

    The Subadvisory Contract for the Fund may be terminated, without payment of any penalty, by the Directors or by the vote of a majority of the outstanding voting securities of the Fund, or by AEW or Crabbe Huson Group on thirty days' written notice to the other party and the Fund. In the event of termination, the Directors would have the authority to permit Crabbe Huson Group to make all investment advisory decisions without seeking shareholder approval.

    THIS PROXY STATEMENT SEEKS THE APPROVAL OR DISAPPROVAL OF THE SHAREHOLDERS OF THE FUND OF THIS PROPOSAL. THE DIRECTORS BELIEVE THAT THE NEW ARRANGEMENT IS IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE FUND AND STRONGLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE PROPOSAL.

                              VOTING, SOLICITATION

VOTING, QUORUM

    Each share of the Fund is entitled to one vote on each matter submitted to a vote of the shareholders of the Fund at the meeting; no shares have cumulative voting rights.

    Approval of the subadvisory contract requires the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present in person at the meeting or represented by proxy, if holders of more than 50% of the shares of the Fund outstanding on the record date are present, in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund on the record date, whichever is less.

    A quorum for the transaction of business is constituted with respect to the Fund by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of the Fund entitled to vote at the meeting. If, by the time scheduled for the meeting, a quorum of shareholders of the Fund is not present or if a quorum of the Fund's shareholders is present but sufficient votes in favor of the Proposal described in this proxy statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies from shareholders of the Fund if it has not received sufficient votes. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund with respect to which the meeting is being adjourned, present in person or represented by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Fund's shareholders. The meeting may be adjourned without further notice, to a date not more than 120 days after the original record date.

    In  tallying  shareholder  votes,  abstentions  and  broker  non-votes (i.e.
proxies sent in by brokers and other nominees which cannot be voted on a Proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against the Proposal.

    If the accompanying form or forms of proxy are properly executed and returned in time to be voted at the meeting, the shares convened thereby will be voted in accordance with the instructions thereon by the shareholder. Executed proxies that are unmarked will be voted for the Proposal submitted to a vote of the shareholders. Any proxy may be revoked at any time prior to its exercise by providing written notice of revocation to the Fund, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The Fund will request each bank or broker holding shares for others in its name or custody, or in the names of one or more nominees, to forward copies of the proxy materials to the persons for whom it holds such shares and to request authorization to execute the proxies. Upon request, such banks and brokers will be reimbursed for their out-of-pocket expenses in connection therewith.

SOLICITATION OF PROXIES

    In addition to the solicitation of proxies by mail or expedited delivery service, the Directors of the Fund and employees and agents of Crabbe Huson Group may solicit proxies in person or by telephone.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in sending soliciting material to their principals.

BENEFICIAL OWNERSHIP

    The following table shows the persons known by the Fund to beneficially own 5 percent or more of any class of any of the Fund's voting securities, and the ownership of the officers and the persons nominated as Directors of the Fund, individually and as a group, as of July 20, 1995. Beneficial owners marked with an asterisk are nominees holding shares for beneficial owners and the Fund have no records concerning the actual beneficial owners:

               THE CRABBE HUSON REAL ESTATE INVESTMENT FUND, INC.

                                                     APPROXIMATE
                                                  NUMBER OF SHARES   APPROXIMATE
                                                    BENEFICIALLY      PERCENT OF
BENEFICIAL OWNERS                                       OWNED           SHARES
- ------------------------------------------------  -----------------  ------------
Enele Co. C/F* .................................     1,066,173.796        52.24%
 Pacific Northwest Trust Company
 121 S.W. Morrison, Suite 1450
 Portland, OR 97204-3144
Richard P. Wollenberg, Director.................         2,014.452         0.10%
Officers and Directors as a group...............         3,857.250         0.19%

                             SHAREHOLDER PROPOSALS

    Shareholders wishing to submit a proposal for inclusion for the 1996 annual meeting of shareholders should send their written proposal to the Secretary of the Fund by October 31, 1995. The deadline for receipt of proposals for the 1995 annual meeting has expired.

                                 OTHER MATTERS

    Management does not know of any other matters to be presented at the meeting other than those mentioned in this Proxy Statement. However, if any other business should come before the meeting, it is management's intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy. If any nominee for election as Director shall be unable to serve by reason of an unexpected occurrence, the proxies will vote according to their best judgment.

                                By Order of the Board of Directors
                                of the Fund

                                Craig P. Stuvland
                                SECRETARY

Portland, Oregon
August 4, 1995

                                                                       EXHIBIT A

                             SUBADVISORY AGREEMENT

    THIS  AGREEMENT made this   day  of [       ], 1995, by and among The Crabbe
Huson Group, Inc., an Oregon corporation (the "Adviser"), Aldrich, Eastman, & Waltch, L.P., a Delaware limited partnership (the "Subadviser"), and The Crabbe Huson Real Estate Investment Fund, Inc. (the "Fund").

                                   BACKGROUND

1. The Fund is engaged in business as a diversified open-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act").

2. The Adviser and the Subadviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended.

3.   The Adviser  has entered into  an Investment Advisory  and Service Contract
    with the Fund dated [      ], 1995 (the "Advisory Agreement").

4. The Subadviser is willing to provide investment advisory services to the Adviser in connection with the Fund's operations on the terms and conditions hereinafter set forth.

                                   AGREEMENT

    In consideration of the mutual covenants and agreements of the parties hereto herein set forth, the parties covenant and agree as follows:

                                   ARTICLE I
                            DUTIES OF THE SUBADVISER

    Subject to the supervision of the Adviser, the Subadviser shall continuously furnish an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information," respectively). Subject to the supervision of the Adviser, the Subadviser may make determinations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's securities shall be exercised. Subject to the supervision of the Adviser, the Subadviser shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Subadviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times, subject to the supervision of the Adviser, to seek to obtain executions and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the Prospectus and Statement of Additional Information. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Subadviser may select brokers or dealers with which the Adviser, the Subadviser or the Fund, is affiliated.

                                   ARTICLE II
                       ALLOCATION OF CHARGES AND EXPENSES

    The Subadviser shall furnish, at its own expense, all administrative services, office equipment and facilities, investment advisory, statistical and research services, and executive, supervisory, compliance and clerical personnel necessary to carry out its obligations under this Agreement. The Subadviser shall not be responsible for any expenses other than those set forth in this
Article II.

                                  ARTICLE III
                         COMPENSATION OF THE SUBADVISER

    As compensation for its services, the Adviser will pay to the Subadviser at the end of each calendar month, a fee equal to the greater of (a) 37.5% of one percent of the average daily net asset value of the Fund (the "ADNAV") up to the first $100 million of net asset value, 31.88% of one percent of the ADNAV for the next $400 million of net asset value, and 22.5% of one percent of the ADNAV for amounts in excess of $500 million of net asset value, or (b) 50% of the actual fees paid by the Fund to Crabbe Huson Group.

                                   ARTICLE IV
                   LIMITATION OF LIABILITY OF THE SUBADVISER

    The Subadviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b) of the Investment Company Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard by it of its obligations and duties hereunder. As used in this Article IV, the term "Subadviser" shall include any partners, shareholders, directors, officers, and employees of the Subadviser. The Subadviser shall be protected with respect to actions which it takes or from which it forbears in reliance on advice of any unaffiliated agent or counsel, if such agent or counsel has been prudently selected.

    The Fund shall indemnify the Subadviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Subadviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Subadviser in connection with the performance of any of its duties or obligations under this Agreement; provided, however, that nothing contained herein shall protect or be deemed to protect the Subadviser against or entitle or be deemed to entitle the Subadviser to indemnification in respect of any liability to the Fund or its security holders to which the Subadviser would otherwise be subject by reason of a breach of fiduciary duty with respect to the receipt of compensation for services or of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under this Agreement.

                                   ARTICLE V
                COMPLIANCE WITH SECURITIES LAWS AND REGULATIONS

    In rendering its services hereunder, the Subadviser shall comply in all material respects with all applicable federal and State securities laws and regulations. It shall (i) remain registered as an investment adviser with the Securities and Exchange Commission and with regulatory agencies in each jurisdiction in which, as subadviser of the Fund, such registration is required,
(ii) provide information and reports for the purpose of establishing that it is complying with applicable laws, regulations and compliance procedures at such intervals and in such detail as the Adviser may reasonably request, (iii) provide information for the purpose of allowing the Adviser and the Fund to file all regulatory and compliance reports it is required to file including any filings required by the Securities and Exchange Commission, state regulatory agencies, and the NASD, and (iv) notify the Adviser promptly of any event which comes to the attention of the Subadviser or any of its officers, directors or employees which constitutes a failure to comply with applicable laws, regulations and compliance procedures. Adviser, on its own behalf and on behalf of the Fund, acknowledges receipt from Subadviser (at least 48 hours prior to entering into this Agreement) of Part II of Subadviser's Form ADV as filed with the Securities and Exchange Commission.

                                   ARTICLE VI
                   DURATION AND TERMINATION OF THIS AGREEMENT

    This Agreement shall become effective as of the date first above written and shall remain in force for a period of more than two years only so long as the Investment Advisory and Service Contract remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

    This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, or by the Subadviser or the Adviser on thirty days' written notice to the other party. This Agreement shall not be assigned by the Subadviser without the prior consent of Adviser and the Fund.

                                  ARTICLE VII
                          AMENDMENTS OF THIS AGREEMENT

    No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII
                          DEFINITIONS OF CERTAIN TERMS

    The terms  "vote  of  a  majority of  the  outstanding  voting  securities,"
"assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX
                                 GOVERNING LAW

    This Agreement shall be construed in accordance with the laws of the State of Oregon without reference to choice of law principles thereof and in accordance with the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Oregon, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE X
                                 MISCELLANEOUS

    The Adviser, on its own behalf and on behalf of the Fund, acknowledges that Subadviser, on behalf of other clients, on its own behalf, and/ or on behalf of any of its affiliates, may from time to time make or consider making investments in real estate related companies, including, without limitation, real estate investment trusts. Such investments may take the form of an acquisition of publicly traded debt and/or equity securities of such companies or the acquisition, through private placement, of an interest in such companies. In connection with such investments, Subadviser may be in a postion to participate in or influence management of such companies, for example, through representation on the Board of Directors. The Adviser acknowledges that certain executive level employees of Subadviser currently serve as directors of the following companies: Taubman Centers, Inc., Evans Withycombe, Inc. and La Quinta Motor Inns, Inc. Subadviser shall, in such circumstances, take appropriate measures to preserve the integrity of any material, non-public information which may be available to Subadviser and to prevent dissemination of such information to any employees involved in trading securities of such companies or making any recommendations regarding the purchase or sale of such securities by any client of Subadviser.

    Subadviser shall assign such qualified personnel and shall devote such time as it shall deem advisable or appropriate to enable Subadviser fully to perform its obligations hereunder. It is understood that Subadviser provides investment advisory services for other clients, both taxable and tax-exempt, including private and public pension funds. It is further understood that Subadviser may take investment action on behalf of such other clients that differs from investment action taken on behalf of the Fund. If the purchase or sale of assets for the Fund and for one or more such other clients is considered at or about the same time, the transactions in such assets will be allocated among the several clients in a manner deemed equitable by Subadviser.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                THE CRABBE HUSON GROUP, INC.

                                By:_____________________________________________
                                     Name:
                                     Title:

                                ALDRICH, EASTMAN, & WALTCH, L.P.

                                By:_____________________________________________
                                     Name:
                                     Title:

                                THE CRABBE HUSON REAL ESTATE
                                INVESTMENT FUND, INC.

                                By:_____________________________________________
                                     Name:
                                     Title:

PROXY                                                                   PROXY

             THE CRABBE HUSON REAL ESTATE INVESTMENT FUND, INC.
                                 (the "Fund")

                    SPECIAL MEETING -- SEPTEMBER 6, 1995
                         at 1:00 p.m., Pacific time
                       The Crabbe Huson Group, Inc.,
              121 S.W. Morrison, Suite 1415, Portland, OR  97204


   The undersidned hereby appoints Richard S. Huson and Craig P. Stuvland, or any of them, Proxies for the undersigned to vote on behalf of the undersigned at the Special Meeting of Shareholders of The Crabbe Huson Real Estate Investment Fund, Inc. (the "Fund") and any adjournment thereof, to be held at 1:00 p.m., Pacific time, on September 6, 1995, at the offices of The Crabbe Huson Group, Inc., 121 S.W. Morrison, Suite 1415, Portland, Oregon 97204, on the proposal described in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement for said meeting.

(1) The approval of a subadvisory agreement among The Crabbe Huson Group, Inc., Aldrich, Eastman & Waltch, L.P. and the Fund.

            FOR [ ]                                    WITHHOLD [ ]

            PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                         POSTAGE-PAID ENVELOPE PROVIDED


   The Proxy is solicited by Management and will be voted as specified. Unless otherwise specified in the squares provided, the undersigned's vote is to be cast FOR proposal (1). Discretionary authority is hereby granted as to any other matters that may come before the meeting. Management knows of no other matters to be considered by the Shareholders.



                    X_______________________________________



                    X_______________________________________
                       Sign here as name(s) appear at left



                    Date ______________________________, 1995